UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		333-145600 and 811-04809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Tane T. Tyler, General Counsel ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1 - December 31, 2009

Item 1.  Report of Shareholders.

ALL STAR®

LIBERTY ALL-STAR® EQUITY FUND

USA

ANNUAL REPORT

2009

DECEMBER 31

A SINGLE INVESTMENT…

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•      A diversified, multi-managed portfolio of growth and value stocks

•      Exposure to many of the industries that make the U. S. economy one of the world’s most dynamic

•      Access to institutional quality investment managers

•      Objective and ongoing manager evaluation

•      Active portfolio rebalancing

•      A quarterly fixed distribution policy

•      Actively managed, exchange traded fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Discussion reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Contents

1	President’s Letter

4	Unique Fund Attributes

6	Multi-Management Has Produced More Consistent Returns

7	Investment Managers/Portfolio Characteristics

8	Manager Discussion

12	Table of Distributions and Rights Offerings

13	Top 20 Holdings and Economic Sectors

14	Schedule of Investments

21	Statement of Assets and Liabilities

22	Statement of Operations

23	Statements of Changes in Net Assets

24	Financial Highlights

25	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Approval of the Investment Advisory Contract

33	Automatic Dividend Reinvestment and Direct Purchase Plan

34	Tax Information

35	Trustees and Officers

38	Privacy Policy

39	Description of Lipper Benchmark and the S&P 500 Index

Inside Back Cover: Fund Information

LIBERTY ALL-STAR® EQUITY FUND

PRESIDENT’S LETTER

February 2010

Fellow Shareholders:

The broad market as measured by the S&P 500 Index posted its best calendar year return since 2003. Theories abound as to which direction equity markets will take in 2010, but investors were severely tested in 2008 and early 2009. Realizing the excellent equity returns generated in 2009 required investors to stay the course during a severe market decline for which decades of stock market history provided little perspective.

Equity markets improved dramatically as the year progressed in response to a combination of severely depressed prices and data that showed conditions were getting “less bad.” Credit conditions dramatically improved in response to the Federal Reserve’s historic quantitative easing initiative. The housing sector started to show some signs of life. Consumption, down in the fourth quarter of 2008, was up fractionally in the first quarter of 2009. Inventory liquidation moderated in the second quarter and as a result, second quarter GDP declined a moderate 0.7 percent and turned positive in the third quarter.

With conditions beginning to show signs of improvement by early March, forward-looking investors seized upon the compelling values created by the collapse in stock prices. By the end of the year their buying propelled the S&P 500 Index to a 67.80 percent gain off its March 9 low. After factoring in steep declines in January and February—leading to an 11.01 percent decline in the first quarter—the S&P 500 Index gained 26.46 percent for the full year.

For the year, Liberty All-Star Equity Fund returned 33.48 percent with shares valued at net asset value (NAV), 35.65 percent with shares valued at NAV with dividends reinvested and 35.09 percent with shares valued at market price (with dividends reinvested). These results compared very favorably to the 27.14 percent rise in the Lipper Large-Cap Core Mutual Fund Average, the Fund’s primary benchmark, and the 26.46 percent gain in the S&P 500 Index. Off the March 9 low, the Fund’s NAV with dividends reinvested advanced 76.86 percent, while Fund shares valued at market price (with dividends reinvested) nearly doubled, gaining 97.13 percent. The Fund’s NAV reinvested return ranked it in the top 10 percent of all funds in the Lipper Large-Cap Core universe for the full year.

Over the course of the year, the discount at which Fund shares traded relative to their underlying NAV ranged from 15.6 percent to 26.5 percent, the latter figure recorded in March. Thus, the discount has narrowed, but remains stubbornly high relative to the Fund’s historical average. The discounts of many domestic equity closed-end funds also remain high, which may reflect continuing risk aversion by individual investors. These data and other performance measures are included in the table accompanying this letter.

With regard to Fund performance, we commented in last year’s annual report that during extreme periods— marked by euphoria when stocks are soaring and by fear when they are in free-fall—active managers are challenged to outpace passive indices like the S&P 500. We also commented that extreme declines in the equity markets create opportunities for active managers and that the 2008—early 2009 sell-off greatly expanded their opportunity set. We believe the Fund’s outperformance in 2009 bears out these observations. Further, while the early stages of the market rebound were driven in part by a rebound in lower quality stocks, we believe investors will increasingly focus on higher quality companies with more predictable earnings, and that bodes well for the Fund.

It has been traditional for us to include a manager roundtable discussion in our annual reports. This year, we are

www.all-starfunds.com	USA

modifying that approach and asking each manager to provide their perspective on the investment environment based on their particular style and strategy. We believe you will find the comments of these leading investment managers to be both interesting and insightful. You will also notice the presence of a new growth style manager, Cornerstone Capital Management, Inc., which replaced Chase Investment Counsel Corporation effective December 21. Thomas G. Kamp, CFA, President and Chief Investment Officer of Cornerstone, represents the firm in this annual report feature, which begins on page 8. You will also notice that a proxy for the upcoming annual meeting of shareholders was enclosed with this annual report. We encourage you to take the time to read more about Cornerstone and vote your shares accordingly. A change in voting procedures requires that shareholders vote their own proxy in order to approve a change in one of the Fund’s investment managers, so we would appreciate and encourage you to vote your shares in a timely manner so that the Fund avoids additional mailing and soliciation costs.

We are pleased that the Fund demonstrated its value as a long-term, core equity holding by allowing shareholders to fully participate in the 2009 market rebound. We continue to believe that the Fund’s multi-manager structure provides a sound foundation as a core equity holding for long-term investors. This view is further enhanced by the quality of the Fund’s five investment managers. For our part, we at Liberty All-Star Equity Fund will continue to do our best to manage the Fund with the best long-term interests of shareholders first and foremost.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star Equity Fund

ANNUAL REPORT  DECEMBER 31, 2009

FUND STATISTICS AND SHORT-TERM PERFORMANCE

PERIODS ENDING DECEMBER 31, 2009

FUND STATISTICS:

Net Asset Value (NAV)	$5.23
Market Price	$4.33
Discount	17.2%

	Quarter	2009
Distributions	$0.08	$0.31
Market Price Trading Range	$3.94 to $4.44	$2.29 to $4.44
Discount Range	15.6% to 19.7%	15.6% to 26.5%

PERFORMANCE:

Shares Valued at NAV	4.12%		33.48%
Shares Valued at NAV with Dividends Reinvested	4.36%		35.65%
Shares Valued at Market Price with Dividends Reinvested	4.18%		35.09%
S&P 500 Index	6.04%		26.46%
Lipper Large-Cap Core Mutual Fund Average*	5.58%		27.14%
NAV Reinvested Percentile Rank (1 = best; 100 = worst)	87	th	10	th
Number of Funds in Category	953		906

LONG-TERM PERFORMANCE SUMMARY	ANNUALIZED RATES OF RETURN
PERIODS ENDING DECEMBER 31, 2009	3 YEARS		5 YEARS		10 YEARS		20 YEARS

LIBERTY ALL-STAR EQUITY FUND

Shares Valued at NAV	(6.96)%		(1.47)%		0.36%		7.83%
Shares Valued at NAV with Dividends Reinvested	(5.64)%		(0.52)%		0.99%		8.32%
Shares Valued at Market Price with Dividends Reinvested	(9.75)%		(4.73)%		1.48%		8.11%
S&P 500 Index	(5.61)%		0.42%		(0.95)%		8.21%
Lipper Large-Cap Core Mutual Fund Average*	(5.30)%		0.47%		(0.47)%		7.74%
NAV Reinvested Percentile Ranking (1 = best; 100 = worst)	58	th	73	rd	29	th	37	th
Number of Funds in Category	773		653		374		73

* Percentile ranks calculated using the Fund’s NAV Reinvested results within the Lipper Large-Cap Core Open-end Mutual Fund Universe.

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting Fund expenses. The Fund’s performance is calculated assuming that a shareholder exercised all primary rights in the Fund’s rights offerings. Figures shown for the unmanaged S&P 500 Index are total returns, including dividends. A description of the Lipper benchmark and the S&P 500 Index can be found on page 39.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

LIBERTY ALL-STAR® EQUITY FUND

UNIQUE FUND ATTRIBUTES

Unique Attributes of Liberty All-Star Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

Multi-management for Individual Investors

Liberty All-Star Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star Equity Fund became the first closed-end fund to bring multi-management to individual investors.

Real-time Trading and Liquidity

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

Access to Institutional Managers

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

Monitoring and Rebalancing

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

Alignment and Objectivity

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

Distribution Policy

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 6 percent of the Fund’s net asset value (paid quarterly at 1.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

LIBERTY ALL-STAR® EQUITY FUND

MULTI-MANAGEMENT HAS PRODUCED MORE CONSISTENT RETURNS

The narrative on the preceding two pages is intended to focus on the unique attributes of the Fund. The chart below demonstrates the long-term outcome of these attributes, particularly the Fund’s multi-management structure. Most mutual funds are run by a single portfolio manager or an internal team of managers pursuing a particular investment style, whether it’s growth or value. But styles go in and out of favor. A style that outperforms on a relative basis one year may disappoint the next, leading to higher volatility.

As discussed in our “Unique Fund Attributes” feature, ALPS utilizes multi-management, that is, combining managers who practice different investment styles to reduce volatility while producing competitive returns.

All-Star’s long-term track record provides clear testimony to the value of the multi-management strategy. The chart below demonstrates that for the trailing 20-year period ending December 31, 2009, the Fund has achieved better-than-average returns and better-than-average consistency compared with peer funds in the Lipper Large-Cap Core universe.

Each dot represents the precise 20-year return and consistency record ending December 31, 2009, of each fund in the universe 50 open-end Large-Cap Core equity mutual funds (as classified by Lipper, Inc.) that has a 20-year history.

Consistency is measured by the volatility of “non-market” monthly returns, calculated by subtracting the return of the S&P 500 Index from each mutual fund’s return. The lower the volatility, the higher the consistency of results compared with the stock market.

LIBERTY ALL-STAR® EQUITY FUND

INVESTMENT MANAGERS/PORTFOLIO CHARACTERISTICS

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500 Index.

PORTFOLIO CHARACTERISTICS

AS OF DECEMBER 31, 2009	INVESTMENT STYLE SPECTRUM
(UNAUDITED)	VALUE	GROWTH

											Total		S&P
	Schneider		Pzena		Matrix		Comerstone		TCW		Fund		500 Index
Number of Holdings	40		45		40		48		32		169	*	500
Percent of Holdings in Top 10	53%		34%		35%		44%		46%		18%		19%
Weighted Average Market Capitalization (billions)	$19		$43		$54		$57		$49		$44		$81
Average Five-Year Earnings Per Share Growth	(1)%		(3)%		(2)%		27%		29%		10%		8%
Dividend Yield	1.6%		1.8%		1.4%		0.9%		0.8%		1.3%		1.9%
Price/Earnings Ratio**	19	x	15	x	20	x	21	x	24	x	20	x	18	x
Price/Book Value Ratio	1.7	x	1.7	x	2.8	x	4.5	x	5.4	x	3.3	x	3.4	x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

LIBERTY ALL-STAR® EQUITY FUND

MANAGER DISCUSSION

Manager perspectives: Past, present and future

The Fund’s five investment managers look at markets in 2009 and 2010 through the lens of their value or growth style.

CORNERSTONE CAPITAL MANAGEMENT, INC.

Portfolio Manager/Thomas G. Kamp, CFA

President and Chief Investment Officer

Investment Style/Growth — Cornerstone evaluates stocks that its research identifies as offering underappreciated opportunities for growth as defined by one or more of their key metrics. Stock selection is further based on the fundamentals of revenue, earnings, cash flow, and management depth and credibility.

From the perspective of your investment style and strategy, please give us your point of view on 2009.

Cornerstone outperformed the unmanaged Russell 1000 Growth Index in 2009. It is particularly gratifying that virtually all of the outperformance came from stock selection rather than sector allocation. This is consistent with our long-term history of individual stock picking combined with active trading around core positions. A year ago, the pillars of our financial system were collapsing around us. By July, the economy found a base from which to grow again. The current extremely steep yield curve generally points to an accelerating economy.

What will you be focused on going into 2010, once again, from your own perspective?

In an effort to “skate to where the puck is going,” we have reduced the weighting of financial stocks from an overweight position in early 2009 to a benchmark weight and have increased the weighting of health care stocks to an overweight currently. Health care stocks appear very attractive to us due to their very high free cash flow multiples. Technology stocks also continue to be attractive on a free cash flow multiple basis. In addition, over the course of the last few months, we reduced our underweight of consumer staples stocks.

We believe the market is transitioning from one focused on a cyclical recovery to a more normal environment where earnings revisions drive share prices. Once again, these moves are intended to skate to where the puck is heading.

MATRIX ASSET ADVISORS, INC.

Portfolio Manager/David A. Katz, CFA

President and Chief Executive Officer

Investment Style/Value — Matrix follows an opportunistic value-oriented investment philosophy. Matrix believes that value can be found in all sectors of the economy, and thus looks for investment opportunities beyond traditional value industries.

From the perspective of your investment style and strategy, please give us your point of view on 2009.

While the market meltdown of September 2008 exacerbated the already extant recession, our conviction was that the very severity of the economic/market situation would prompt equally unprecedented responses from government regulators. Despite remedial actions, the market continued its steep sell-off; this strengthened our conviction that the economy would not slide into depression, and that otherwise strong companies were being over sold.

We stress-tested our entire portfolio to identify both maximum durability during the market weakness and strong early market recovery potential. This process resulted in intensifying our holdings in many badly battered positions, particularly in technology, financial and industrial stocks; simultaneously, we swapped out of several holdings that were less compelling in terms of their risk and recovery potential.

As the government’s remedial steps started to stabilize the economy, disaster scenarios were discounted, and stock prices began to move from near bankruptcy to more normalized, even if somewhat distressed, valuation levels. This shift led to a virtuous cycle of higher stock prices and healthier capital markets. In retrospect, the irrational stock pricing of early 2009 created a tremendous opportunity wherein a less emotion-driven and objective focus on value profited from short-term pricing anomalies, particularly among technology, consumer cyclical and select financial stocks.

Please summarize what produced the best results for you in 2009 and what, in retrospect, didn’t play out the way you thought.

We benefited both from the recovery of our technology, consumer discretionary and financial stocks, many of which had suffered the most during the decline, as well as from new positions, in multiple sectors, acquired as a result of the aforementioned stress testing of the portfolio during market weakness.

The biggest disappointment was the relatively anemic performance of our energy stocks, despite a significant improvement in the price of oil. We believe this disconnect in 2009 between energy prices and the underlying stocks creates an opportunity in 2010.

What will you be focused on going into 2010, once again, from your own perspective?

We believe the economy is moving from recession to slow economic recovery. We therefore look for a continued improvement in the stock market and believe that many of 2009’s strongest sectors will continue to excel in 2010, although at a significantly slower pace. We expect our portfolio to be a beneficiary of this trend, and believe that a number of our companies could reach their fair value/ target sale prices as a result.

At the same time we expect to find more opportunities in some of the sectors of the economy that were less participatory in the market recovery of 2009. These would include health care, energy and select financials. As always, we will be looking for individual opportunities rather than trying to identify a dominant macro theme.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Antonio DeSpirito, III

Principal and Portfolio Manager

Investment Style/Value — Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

From the perspective of your investment style and strategy, please give us your point of view on 2009.

From our perspective as a deep value investor, 2009 represented the beginning of a classic value cycle, as stocks that had become deeply undervalued heading into the recession strongly rebounded on signs of a stabilizing economy and financial sector. Since the market turn on March 9, value strategies have led the rebound, and our portfolio was up 105 percent from that date through year-end. Despite the belief by some that this was a “junk” rally, our returns were generated predominantly by high quality companies with solid balance sheets and industry-leading positions. What was remarkable to us was the availability of these companies earlier in the year at bargain-basement prices.

Please summarize what produced the best results for you in 2009 and what, in retrospect, didn’t play out the way you thought.

Two thousand nine was one of those years early in a value cycle where almost everything worked in the portfolio. Our only real missed opportunity was not having exposure to the materials sector, which was one of the strongest in the Russell 1000 Value Index. The biggest contributors to the portfolio were in the consumer discretionary and technology sectors and included the retailer J.C. Penney, Motorola and auto parts manufacturer Magna International. While cyclical stocks led in 2009, many were so depressed that they continue to be cheap despite the run-up. Nonetheless we are starting to see some less cyclical stocks that are cheap—most notably we have raised our positions in defense, property-casualty insurance and utilities.

What will you be focused on going into 2010, once again, from your own perspective?

We believe that there are still ample valuation opportunities as equity markets in general are undervalued and valuation spreads, though well off March levels, continue to be attractive. Many new investments have emerged more recently as the market’s focus on the “macro” has presented us with good opportunities to focus on the “micro,” the bread and butter of value investing. We are finding opportunities in the defense industry as uncertainties around budgets and legislative reform have created attractive valuations, as well as cyclical companies where revenues are down yet margins are recovering due to dramatic cost cutting. Our portfolio continues to trade at some of the lowest price to normal valuations in our firm’s history. Consequently we are very excited about the expected return potential of the portfolio, and believe the value cycle has a lot longer to run.

SCHNEIDER CAPITAL MANAGEMENT CORPORATION

Portfolio Manager/Arnold C. Schneider, III, CFA

President and Chief Investment Officer

Investment Style/Value — The firm practices a disciplined, fundamental approach to add value over time. Research focuses on uncovering new ideas and owning undervalued stocks before they experience a rebound in earnings and come to the attention of other investors.

From the perspective of your investment style and strategy, please give us your point of view on 2009.

Last year was a tale of two markets, as a gut-wrenching drop early in the year was followed by one of the most powerful rallies in history. I believe our investors benefited in 2009 from the fact that we stuck to our deep-value investment convictions while our style was extremely out of favor during the financial crisis and deep recession. The panicky period from Lehman Brothers’ collapse in September 2008 through the market bottom in March 2009 presented a rare opportunity to invest in some real bargains.

Please summarize what produced the best results for you in 2009 and what, in retrospect, didn’t play out the way you thought.

Strong results for the year were led by our stock picks in the energy sector. We don’t shy away from making significant commitments to an industry where we find value, and the focus on coal miners and U.S. natural gas producers was the differentiating factor. Both coal and natural gas are in a cyclical downturn that is in the process of being corrected. We expect the markets for both commodities to tighten in 2010 as output continues to decline, inventories ease and demand firms with the help of recovering economic activity. Our companies possess tremendous potential for increased production and margin expansion.

Allegheny Energy was hurt by weaker than expected power demand during the deep recession. The stock is cheaply valued, however. The company has substantial operating leverage and the opportunity to reap big benefits from any recovery in power demand and natural gas prices.

What will you be focused on going into 2010, once again, from your own perspective?

We’ll be looking for the right timing to move into several opportunities where stocks are cheap, but where it is still too early to buy. Areas of potential interest include cyclical industries, where the upturn in the fundamentals is not likely to occur for several years as a result of the enormous overcapacity created by the deep global recession.

Historically, our investment style has been favored with a nice tailwind when the U.S. economy is in the recovery phase and moving toward expansion. We sense that the economic and financial climate this year should be supportive for our portfolio, and we will be monitoring key data that signal the strength and sustainability of the nascent recovery.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Managing Director

Investment Style/Growth — TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

From the perspective of your investment style and strategy, please give us your point of view on 2009.

The period was defined by severe economic contraction followed by unprecedented policy stimulus around the world.  An improvement in sentiment and a variety of economic indicators followed and supported higher stock prices through the remainder of the year. An even stronger equity market recovery took shape in key emerging market economies owing to banking systems that endured the credit collapse far better than those of more mature countries. Housing also maintained its slow recovery trend as both sales volumes and sequential pricing moved higher. Overshadowing all of these improvements, however, was a further weakening of the U.S. job market.

Total job losses, as a share of total employment, during the downturn became more severe than during any other period since the Great Depression. State and local budgets are also under severe strain as tax revenues collapsed, underscoring a rapidly deteriorating fiscal picture.

The year finished with clear evidence of improvement in U.S. manufacturing activity and leading indicators of future activity—such as a record-steep yield curve and a collapse in credit spreads—suggesting that a robust expansion is imminent, although they don’t guarantee the absence of inflation. Thus, the period ended with widespread confidence that conditions had improved, but also with hesitation over the sustainability of the improvements without resolution to the many core challenges that still exist.

Please summarize what produced the best results for you in 2009 and what, in retrospect, didn’t play out the way you thought.

GDP-sensitive holdings helped our results most and our growth holdings with more defensive attributes, primarily health care, hurt results most. Businesses that are exploiting the current environment, out-innovating the competition, and increasing future earnings power tended to outperform peers. Companies like Amazon.com, Google and Visa were strong performers that we would place in this category.  Higher energy prices helped to firm exploration and production activity within the oil services industry and provided upside strength to all of our high-quality energy companies. Within health care, our drug businesses underperformed most as fears over the impact of dramatic reform hurt sentiment. Our heath care technology companies, however, performed quite well, with Cerner and Intuitive Surgical producing stronger than expected results.

What will you be focused on going into 2010, once again, from your own perspective?

Regarding the economy in general, we are seeing a highly efficient market economy trying to correct enormous imbalances caused by excessive central bank credit. That is, we borrowed too much money, we can’t pay it back and the market is attempting to correct the problem through bankruptcy. If past is prologue, the wide array of government policies put in place to prevent this cure will likely result in large fiscal imbalances, high levels of public sector debt and inflation—all of which could conceivably influence market returns. Of course, this concern might be misguided, as the tea leaves are difficult to read and inflation forecasting is notoriously inaccurate.

The Fed appears willing to extend its highly accommodative policies well into 2010 and has telegraphed that it will not begin actively draining liquidity until it observes a sustained improvement in the economy. But there are risks associated with this and, presumably, the Fed, being aware of this, will be forced to relax its aggressive policies in favor of a more market-driven allocation of credit. The resulting increase in interest rates could hurt valuation multiples and investor sentiment.

However cautious the current environment, we remain pleased with the fundamental performance of our portfolio companies and the investment returns that we achieved during 2009. Our businesses produced superior results not only during the most severe economic contraction since the Great Depression, but also during an exceptional year of market recovery (2009). If enduring quality is the strongest expression of a company’s value, then our portfolio is filled with prized properties. We identify these holdings through a process that emphasizes strong end markets, business model advantage, pricing power, geographic breadth, economic resiliency and attractive valuation.

LIBERTY ALL-STAR® EQUITY FUND

TABLE OF DISTRIBUTIONS AND RIgHTS OFFERINgS

		RIGHTS OFFERINGS
	PER SHARE	MONTH	SHARES NEEDED TO PURCHASE		SUBSCRIPTION
YEAR	DISTRIBUTIONS	COMPLETED	ONE ADDITIONAL SHARE		PRICE	TAX CREDITS*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10		$10.05
1993	1.07	October	15		10.41	$0.18
1994	1.00	September	15		9.14
1995	1.04
1996	1.18					0.13
1997	1.33					0.36
1998	1.40	April	20		12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10		8.99
2003	0.78
2004	0.89	July	10	**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10		6.51
2008	0.65
2009***	0.31

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

LIBERTY ALL-STAR® EQUITY FUND

TOP 20 HOLDINGS AND ECONOMIC SECTORS (UNAUDITED)

December 31, 2009

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Apple, Inc.	2.37%
Bank of America Corp.	2.20
Dell, Inc.	2.01
Google, Inc., Class A	1.98
QUALCOMM, Inc.	1.87
Gilead Sciences, Inc.	1.57
Monsanto Co.	1.43
Chesapeake Energy Corp.	1.40
PNC Financial Services Group, Inc.	1.38
Forest Oil Corp.	1.26
The Allstate Corp.	1.21
Hewlett-Packard Co.	1.16
Arch Coal, Inc.	1.15
Magna International, Inc., Class A	1.14
The Boeing Co.	1.09
Microsoft Corp.	1.07
JPMorgan Chase & Co.	1.05
Adobe Systems, Inc.	1.01
Tyco Electronics Ltd.	1.01
Amazon.com, Inc.	1.00
28.36%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	23.06%
Financials	18.35
Energy	12.90
Consumer Discretionary	12.53
Health Care	11.58
Industrials	9.30
Consumer Staples	5.85
Utilities	2.93
Materials	2.53
Other Net Assets	0.97
100.00%

*                 Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

LIBERTY ALL-STAR® EQUITY FUND

SCHEDULE OF INVESTMENTS

as of December 31, 2009

	SHARES	MARKET VALUE
COMMON STOCKS (99.03%)

▶ CONSUMER DISCRETIONARY (12.53%)
Auto Components (1.71%)
Johnson Controls, Inc.	200,000	$5,448,000
Magna International, Inc., Class A	215,190	10,884,310
		16,332,310
Diversified Consumer Services (0.50%)
Apollo Group, Inc., Class A(a)	78,530	4,757,348

Hotels, Restaurants & Leisure (1.28%)
Carnival Corp.(a)	225,580	7,148,630
Yum! Brands, Inc.	144,600	5,056,662
		12,205,292
Household Durables (1.59%)
NVR, Inc.(a)	10,485	7,451,794
Pulte Homes, Inc.(a)	376,811	3,768,110
Whirlpool Corp.	49,125	3,962,423
		15,182,327
Internet & Catalog Retail (1.00%)
Amazon.com, Inc.(a)	71,380	9,602,038

Media (3.01%)
DreamWorks Animation SKG, Inc., Class A(a)	44,941	1,795,393
Liberty Media Corp., Capital Group, Series A(a)	89,044	2,126,371
The McGraw-Hill Cos., Inc.	206,000	6,903,060
Omnicom Group, Inc.	193,925	7,592,164
Time Warner, Inc.	73,584	2,144,238
The Walt Disney Co.	253,345	8,170,376
		28,731,602
Multi-Line Retail (1.40%)
J.C. Penney Co., Inc.	317,065	8,437,100
Nordstrom, Inc.	57,832	2,173,326
Target Corp.	57,122	2,762,991
		13,373,417
Specialty Retail (1.60%)
Best Buy Co., Inc.	59,544	2,349,606
Guess?, Inc.	41,798	1,768,055
The Home Depot, Inc.	76,600	2,216,038
The Sherwin-Williams Co.	41,675	2,569,264
Staples, Inc.	261,500	6,430,285
		15,333,248
Textiles, Apparel & Luxury Goods (0.44%)
NIKE, Inc., Class B	43,308	2,861,360
Polo Ralph Lauren Corp.	16,324	1,321,917
		4,183,277
▶ CONSUMER STAPLES (5.85%)
Beverages (0.63%)
The Coca-Cola Co.	58,997	3,362,829
Diageo Plc(b)	38,363	2,662,776
		6,025,605

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Food & Staples Retailing (2.13%)
Costco Wholesale Corp.	119,105	$7,047,443
CVS Caremark Corp.	123,900	3,990,819
Walgreen Co.	178,500	6,554,520
Wal-Mart Stores, Inc.	52,700	2,816,815
		20,409,597
Food Products (1.32%)
General Mills, Inc.	52,625	3,726,376
Kraft Foods, Inc.	133,150	3,619,017
Sara Lee Corp.	63,496	773,382
Smithfield Foods, Inc.(a)	42,585	646,866
Tyson Foods, Inc., Class A	314,615	3,860,326
		12,625,967
Household Products (0.89%)
Colgate-Palmolive Co.	18,642	1,531,440
The Procter & Gamble Co.	114,900	6,966,387
		8,497,827
Personal Products (0.35%)
Avon Products, Inc.	107,375	3,382,312

Tobacco (0.53%)
Philip Morris International, Inc.	105,033	5,061,540

▶ ENERGY (12.90%)
Energy Equipment & Services (2.57%)
BJ Services Co.	213,150	3,964,590
FMC Technologies, Inc.(a)	70,710	4,089,866
Oceaneering International, Inc.(a)	104,500	6,115,340
Patterson-UTI Energy, Inc.	78,725	1,208,429
Schlumberger Ltd.	141,221	9,192,075
		24,570,300
Oil, Gas & Consumable Fuels (10.33%)
Apache Corp.	40,725	4,201,598
Arch Coal, Inc.	492,385	10,955,566
BP PLC	82,629	4,790,003
Chesapeake Energy Corp.	517,169	13,384,334
Chevron Corp.	76,000	5,851,240
ConocoPhillips	129,000	6,588,030
Consol Energy, Inc.	118,205	5,886,609
Devon Energy Corp.	103,000	7,570,500
Exxon Mobil Corp.	69,100	4,711,929
Forest Oil Corp.(a)	541,830	12,055,718
Hess Corp.	84,657	5,121,749
Occidental Petroleum Corp.	75,500	6,141,925
Petrohawk Energy Corp.(a)	245,367	5,886,354
Valero Energy Corp.	335,975	5,627,581
		98,773,136

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

▶ FINANCIALS (18.35%)
Capital Markets (3.38%)
Bank of New York Mellon Corp.	230,000	$6,433,100
The Charles Schwab Corp.	227,300	4,277,786
The Goldman Sachs Group, Inc.	20,581	3,474,896
Morgan Stanley	313,175	9,269,980
State Street Corp.	81,500	3,548,510
UBS AG(a)	344,100	5,336,991
		32,341,263
Commercial Banks (2.41%)
Comerica, Inc.	147,500	4,361,575
PNC Financial Services Group, Inc.	249,881	13,191,218
Wells Fargo & Co.	204,035	5,506,905
		23,059,698
Consumer Finance (2.08%)
American Express Co.	135,000	5,470,200
Capital One Financial Corp.	92,125	3,532,072
Mastercard, Inc., Class A	7,594	1,943,912
Visa, Inc., Class A	101,700	8,894,682
		19,840,866
Diversified Financial Services (4.46%)
Bank of America Corp.	1,396,962	21,038,248
Citigroup, Inc.	1,155,568	3,824,930
IntercontinentalExchange, Inc.(a)	68,926	7,740,390
JPMorgan Chase & Co.	240,975	10,041,428
		42,644,996
Insurance (4.88%)
ACE Ltd.(a)	102,684	5,175,273
Aflac, Inc.	21,040	973,100
The Allstate Corp.	385,610	11,583,724
Assured Guaranty Ltd.	62,390	1,357,606
Axis Capital Holdings Ltd.	161,275	4,581,823
Brown & Brown, Inc.	131,135	2,356,496
Fidelity National Financial, Inc.	254,695	3,428,195
Genworth Financial, Inc., Class A(a)	356,760	4,049,226
The Hartford Financial Services Group, Inc.	113,595	2,642,220
MetLife, Inc.	78,975	2,791,766
RenaissanceRe Holdings Ltd.	36,925	1,962,564
Torchmark Corp.	130,325	5,727,784
		46,629,777
Real Estate Investment Trusts (1.14%)
Annaly Capital Management, Inc.	503,389	8,733,799
Redwood Trust, Inc.	150,845	2,181,219
		10,915,018

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

▶ HEALTH CARE (11.58%)
Biotechnology (2.86%)
Celgene Corp.(a)	110,514	$6,153,420
Genzyme Corp.(a)	60,000	2,940,600
Gilead Sciences, Inc.(a)	346,529	14,997,775
Myriad Genetics, Inc.(a)	124,494	3,249,293
		27,341,088
Health Care Equipment & Supplies (3.39%)
Boston Scientific Corp.(a)	182,965	1,646,685
Covidien Ltd.	86,000	4,118,540
Intuitive Surgical, Inc.(a)	15,000	4,549,800
Medtronic, Inc.	57,000	2,506,860
NuVasive, Inc.(a)	46,926	1,500,694
St. Jude Medical, Inc.(a)	112,221	4,127,488
Varian Medical Systems, Inc.(a)	157,900	7,397,615
Zimmer Holdings, Inc.(a)	111,425	6,586,332
		32,434,014
Health Care Providers & Services (1.82%)
Aetna, Inc.	154,825	4,907,952
Brookdale Senior Living, Inc.(a)	133,779	2,433,440
Cardinal Health, Inc.	109,625	3,534,310
Omnicare, Inc.	17,730	428,889
UnitedHealth Group, Inc.	100,135	3,052,115
WellPoint, Inc.(a)	51,875	3,023,794
		17,380,500
Health Care Technology (0.64%)
Cerner Corp.(a)	73,932	6,094,954

Life Sciences Tools & Services (0.68%)
Life Technologies Corp.(a)	124,700	6,513,081

Pharmaceuticals (2.19%)
Allergan, Inc.	82,700	5,210,927
Bristol-Myers Squibb Co.	208,442	5,263,160
Johnson & Johnson	48,375	3,115,834
Teva Pharmaceutical Industries Ltd. (a)(b)	131,562	7,391,153
		20,981,074
▶ INDUSTRIALS (9.30%)
Aerospace & Defense (3.11%)
Alliant Techsystems, Inc.(a)	11,912	1,051,472
The Boeing Co.	193,075	10,451,150
Honeywell International, Inc.	122,803	4,813,878
L-3 Communications Holdings, Inc.	57,025	4,958,324
Northrop Grumman Corp.	151,425	8,457,086
		29,731,910
Air Freight & Logistics (1.29%)
C.H. Robinson Worldwide, Inc.	153,245	9,000,079
Expeditors International of Washington, Inc.	96,290	3,344,151
		12,344,230

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

Commercial Services & Supplies (1.36%)
The Dun & Bradstreet Corp.	28,000	$2,362,360
Monster Worldwide, Inc.(a)	428,100	7,448,940
Quanta Services, Inc.(a)	151,800	3,163,512
		12,974,812
Construction & Engineering (0.34%)
Fluor Corp.	73,145	3,294,451

Electrical Equipment (0.87%)
First Solar, Inc.(a)	27,080	3,666,632
Rockwell Automation, Inc.	98,450	4,625,181
		8,291,813
Industrial Conglomerates (0.97%)
Textron, Inc.	146,403	2,753,840
Tyco International Ltd.	184,000	6,565,120
		9,318,960
Machinery (1.21%)
Deere & Co.	26,600	1,438,794
Flowserve Corp.	59,006	5,577,837
Navistar International Corp.(a)	47,438	1,833,479
Terex Corp.(a)	134,749	2,669,378
		11,519,488
Road & Rail (0.15%)
Union Pacific Corp.	23,173	1,480,755

▶ INFORMATION TECHNOLOGY (23.06%)
Communications Equipment (4.08%)
Alcatel-Lucent(a)(b)	1,223,633	4,062,461
Cisco Systems, Inc.(a)	278,000	6,655,320
Corning, Inc.	290,000	5,599,900
Motorola, Inc. (a)	212,775	1,651,134
QUALCOMM, Inc.	386,991	17,902,204
Research In Motion Ltd.(a)	46,500	3,140,610
		39,011,629
Computers & Peripherals (5.53%)
Apple, Inc.(a)	107,329	22,631,393
Dell, Inc.(a)	1,337,050	19,200,038
Hewlett-Packard Co.	214,795	11,064,090
		52,895,521
Electronic Equipment & Instruments (1.70%)
Avnet, Inc.(a)	219,165	6,610,016
Tyco Electronics Ltd.	391,625	9,614,394
		16,224,410
Internet Software & Services (3.06%)
eBay, Inc.(a)	256,000	6,026,240
Google, Inc., Class A(a)	30,549	18,939,769
Yahoo!, Inc.(a)	255,500	4,287,290
		29,253,299

See Notes to Schedule of Investments and Financial Statements

	SHARES	MARKET VALUE
COMMON STOCKS (continued)

IT Services (1.71%)
Cognizant Technology Solutions Corp.(a)	159,700	$7,234,410
The Western Union Co.	483,143	9,107,246
		16,341,656
Semiconductors & Semiconductor Equipment (3.29%)
Analog Devices, Inc.	203,000	6,410,740
ASML Holding N.V.	113,350	3,864,101
International Rectifier Corp.(a)	354,863	7,849,570
Lam Research Corp.(a)	200,120	7,846,705
Novellus Systems, Inc.(a)	235,200	5,489,568
		31,460,684
Software (3.69%)
Adobe Systems, Inc.(a)	262,669	9,660,966
CA, Inc.	256,750	5,766,605
Microsoft Corp.	336,775	10,268,270
Oracle Corp.	213,187	5,231,609
Salesforce.com, Inc.(a)	59,400	4,381,938
		35,309,388
▶ MATERIALS (2.53%)
Chemicals (1.84%)
Monsanto Co.	166,915	13,645,301
Praxair, Inc.	48,600	3,903,066
		17,548,367
Metals & Mining (0.69%)
Alcoa, Inc.	410,000	6,609,200

▶ UTILITIES (2.93%)
Electric Utilities (1.56%)
Allegheny Energy, Inc.	397,475	9,332,713
Edison International	105,725	3,677,116
FPL Group, Inc.	35,384	1,868,983
		14,878,812
Independent Power Producers & Energy Traders (0.89%)
RRI Energy, Inc.(a)	1,491,760	8,532,867

Multi-Utilities (0.48%)
Sempra Energy	81,250	4,548,375

TOTAL COMMON STOCKS (COST OF $977,495,723)		946,794,099

EXCHANGE TRADED FUND (0.02%)

▶ EXCHANGE TRADED FUND (0.02%)
iShares Russell 1000 Value Index Fund (COST OF $221,741)	4,105	235,586

See Notes to Schedule of Investments and Financial Statements

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (1.92%)

▶ REPURCHASE AGREEMENT (1.92%)
Repurchase agreement with State Street Bank & Trust Co., dated 12/31/09, due 01/04/10 at 0.005%, collateralized by several Fannie Mae instruments with various maturity dates, market value of $18,701,922 (Repurchase proceeds of $18,324,010) (COST OF $18,324,000)	$18,324,000	$18,324,000

TOTAL INVESTMENTS (100.97%) (COST OF 996,041,464)(c)		965,353,685
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.97%)		(9,287,677)
NET ASSETS (100.00%)		$956,066,008
NET ASSET VALUE PER SHARE (182,678,079 SHARES OUTSTANDING)		$5.23

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $1,005,669,465.

Gross unrealized appreciation and depreciation at December 31, 2009, based on cost of investments for federal in come tax purposes is as follows:

Gross unrealized appreciation	$107,348,482
Gross unrealized depreciation	(147,664,262)
Net unrealized depreciation	$(40,315,780)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS:

Investments at market value (cost $996,041,464)	$965,353,685
Cash	1,377
Receivable for investments sold	6,111,787
Dividends and interest receivable	1,199,913
Prepaid and other assets	30,834

TOTAL ASSETS	972,697,596

LIABILITIES:
Payable for investments purchased	1,091,512
Distributions payable to shareholders	14,614,246
Investment advisory fees payable	600,012
Payable for administration, pricing and bookkeeping fees	153,101
Accrued expenses	172,717

TOTAL LIABILITIES	16,631,588

NET ASSETS	$956,066,008

NET ASSETS REPRESENTED BY:

Paid-in capital (unlimited number of shares of beneficial interest without par value authorized; 182,678,079 shares outstanding)	$1,231,913,711
Accumulated net realized loss on investments	(245,159,924)
Net unrealized depreciation on investments	(30,687,779)

TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST ($5.23 PER SHARE)	$956,066,008

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends		$11,960,636
Interest		1,559

TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES WITHHELD AT SOURCE WHICH AMOUNTED TO $46,308)		11,962,195

EXPENSES:

Investment advisory fee	$6,153,483
Administrative fee	1,538,371
Pricing and bookkeeping fees	181,097
Audit fee	44,209
Custodian fee	84,393
Insurance expense	70,337
Legal fees	123,848
NYSE fee	172,945
Shareholder communication expenses	194,822
Transfer agent fees	108,821
Trustees’ fees and expenses	210,241
Miscellaneous expenses	14,979

TOTAL EXPENSES		8,897,546

NET INVESTMENT INCOME		3,064,649

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

Net realized loss on investment transactions and foreign currency		(52,962,269)

Net unrealized depreciation on investments
Beginning of year	(328,958,199)
End of year	(30,687,779)

Net change in unrealized depreciation on investment transactions and foreign currency		298,270,420

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$248,372,800

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
OPERATIONS:

Net investment income	$3,064,649	$11,940,312
Net realized loss on investment transactions and foreign currency	(52,962,269)	(179,917,494)
Net change in unrealized appreciation/(depreciation) on investment transactions and foreign currency	298,270,420	(406,332,453)
Net increase/(decrease) in net assets resulting from operations	248,372,800	(574,309,635)

DISTRIBUTIONS DECLARED FROM:

Net investment income	(3,515,825)	(11,849,730)
Tax return of capital	(52,637,922)	(104,290,620)
Total distributions	(56,153,747)	(116,140,350)

CAPITAL TRANSACTIONS:

Proceeds from rights offering	—	36,327
Dividend reinvestments	11,714,874	—
Net increase in net assets derived from capital share transactions	11,714,874	36,327
Total increase/(decrease) in net assets	203,933,927	(690,413,658)

NET ASSETS:

Beginning of year	752,132,081	1,442,545,739
End of year (including undistributed net investment income of $0 and $169,878, respectively)	$956,066,008	$752,132,081

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of year	$4.21	$8.07	$8.76	$8.85	$9.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.02	0.07	0.07	0.04	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency	1.31	(3.28)	0.31	0.75	0.40
Total From Investment Operations	1.33	(3.21)	0.38	0.79	0.42
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.07)	(0.07)	(0.04)	(0.02)
Net realized gain on investments	—	—	(0.82)	(0.81)	(0.56)
Tax return of capital	(0.29)	(0.58)	(0.01)	(0.03)	(0.29)
Total Distributions	(0.31)	(0.65)	(0.90)	(0.88)	(0.87)
Change due to rights offering(a)	—	—	(0.17)	—	—
Total Distributions and Rights Offering	(0.31)	(0.65)	(1.07)	(0.88)	(0.87)
Net asset value at end of year	$5.23	$4.21	$8.07	$8.76	$8.85
Market price at end of year	$4.33	$3.50	$7.05	$8.29	$8.28
TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(b)
Based on net asset value	35.7%	(41.2)%	5.3%	10.4%	5.0%
Based on market price	35.1%	(44.0)%	(2.8)%	11.7%	(4.4)%
RATIO AND SUPPLEMENTAL DATA:
Net assets at end of year (millions)	$956	$752	$1,443	$1,372	$1,368
Ratio of expenses to average net assets(c)	1.09%	1.01%	0.98%	1.01%	0.99%
Ratio of net investment income to average net assets(c)	0.38%	1.05%	0.76%	0.43%	0.20%
Portfolio turnover rate	89%	87%	74%	72%	46%

(a)	Effect of Fund’s rights offerings for shares at a price below net asset value.
(b)

Calculated assuming all distributions reinvested at actual reinvestment price and all primary rights in the Fund’s rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Past performance is not a guarantee of future results.

(c)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

See Notes to Financial Statements

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

NOTE 1. ORGANIZATION

Liberty All-Star Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Fund’s Board of Trustees (the “Board”), based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board.

Foreign Securities

The Fund invests in foreign securities which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized and realized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (REIT’s). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following the three-tier hierarchy established by the Financial Accounting Standards Board (“FASB”). Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 — Quoted prices in active markets for identical investments

Level 2 — Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009.

Valuation Inputs	Investments in Securities
Level 1-Quoted Prices
Common Stocks	$946,794,099
Exchange Traded Fund	235,586
Level 2-Other Significant Observable Inputs
Short Term Investment	18,324,000
Level 3-Significant Unobservable Inputs	0
Total	$965,353,685

For the year ended December 31, 2009, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchaper M of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

In accordance with ASC 740 “Accounting for Uncertainty in Income Taxes,” (formerly FIN 48), the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2006 through December 31, 2009 for the federal jurisdiction and for the years ended December 31, 2006 through December 31, 2009 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 6% of its net asset value per year. The distributions are payable in four quarterly distributions of 1.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Recent Accounting Pronouncements

In June 2009, the FASB issued [FASB ASC 105 (formerly FASB Statement No. 168)], establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative generally accepted accounting principles (GAAP) to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Company has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued [FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4)], Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Company’s financial position or results of operations.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

For the year ended December 31, 2009, permanent book and tax basis differences resulting primarily from trust preferred were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net	Accumulated Net
Investment Income	Realized Loss	Paid-In Capital
$281,298	$(84,109)	$(197,189)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

Classification of Distributions to Shareholders

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	12/31/09	12/31/08
Distributions paid from:
Ordinary income	$3,515,825	$11,849,730
Long-term capital gain	—	—
	3,515,825	11,849,730
Tax return of capital	55,891,422	121,772,894
	$59,407,247	$133,622,624

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2016	$100,506,406
2017	$135,025,517

Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. However, under the Fund’s distribution policy, such gains may be distributed to shareholders in the year the gains are realized. Any such gains distributed may be taxable to shareholders as ordinary income.

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Accumulated	Net Unrealized
Capital Losses	Depreciation
$(235,531,923)	$(40,315,780)

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Under Portfolio Management Agreements, AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they managed. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Pricing and Bookkeeping Fees

ALPS Fund Services, Inc. (“ALPS”) provides administrative and other services to the Fund for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily	Annual
Net Assets	Fee Rate
First $400 million	0.200%
Next $400 million	0.180%
Next $400 million	0.162%
Over $1.2 billion	0.146%

In addition, ALPS provides pricing and bookkeeping services to the Fund for an annual fee consisting of: (i) $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; and (ii) a multi-manager fee based on the number of portfolio managers; provided that during any 12-month period, the aggregate amount of (i) shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges). The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits, if applicable, are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers

All officers of the Fund are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $714,109,114 and $751,525,932, respectively.

LIBERTY ALL-STAR® EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

NOTE 6. CAPITAL TRANSACTIONS

During the year ended December 31, 2009, distributions in the amount of $11,714,874 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 4,000,620 shares.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

NOTE 7. SUBSEQUENT EVENTS

The Advisor has evaluated the possibility of subsequent events existing in this report through February 18, 2010. The Advisor has determined that there are no material events that would require recognition or disclosure in this report through this date.

LIBERTY ALL-STAR® EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF LIBERTY ALL-STAR EQUITY FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Liberty All-Star Equity Fund (the “Fund”), as of December 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 2006, were audited by other auditors whose report, dated February 20, 2007, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liberty All-Star Equity Fund, as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

February 18, 2010

Denver, Colorado

LIBERTY ALL-STAR® EQUITY FUND

APPROvAL OF THE INvESTmENT ADvISORY cONTRAcT (UNAUDITED)

BOARD CONSIDERATION OF THE NEW INVESTMENT ADVISORY CONTRACT

After evaluation, ALPS Advisors Inc. (“AAI”) deemed it in the best interest of the Equity Fund to terminate Chase Investment Counsel Corporation (“Chase”), a portfolio manager of the Equity Fund since June 1, 2006, and to replace Chase with Cornerstone Captial Management, Inc. (“Cornerstone”).

At its meeting on December 17, 2009, the Equity Fund’s Board of Trustees, including all of the Disinterested Trustees, approved a New Agreement between Equity Fund, AAI and Cornerstone. Before approving the New Agreement, the Trustees considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Disinterested Trustees requested certain information from Cornerstone and the Trustees received reports from Cornerstone that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Trustees with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Equity Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Equity Fund under the New Agreement; (2) Cornerstone’s investment performance for comparably managed accounts; (3) the fees paid by the Fund and the fees charged by Cornerstone to other clients, as applicable; (4) the profitability and costs of the services provided; and (5) the effect of changes in the Equity Fund’s asset levels on the fee paid to Cornerstone by AAI and overall expense ratios (economies of scale).

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Board considered information regarding Cornerstone’s investment philosophy and process. In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing a portion of the large cap growth allocation of the Equity Fund’s portfolio. The Board also considered Cornerstone’s compliance program and compliance records. The Board concluded that the nature, extent and quality of the services to be provided by Cornerstone were consistent with the terms of the New Agreement and that the Equity Fund was likely to benefit from services provided by Cornerstone under the New Agreement.

Investment Performance. The Board considered Cornerstone’s large cap investment performance relative to the Russell 1000® Growth Index and a comparable institutional peer group. The Board considered that as of September 30, 2009, Cornerstone’s large cap investment accounts outperformed the Russell 1000® Growth Index for the year-to-date, one-year, two-year and three-year periods. The Board also considered that Cornerstone’s large cap investment performance ranked favorably compared to the performance of a large cap growth institutional peer group for the same periods. The Board concluded that Cornerstone’s large cap growth investment performance has been reasonable.

Fees and Expenses. The Board considered that the fee to be paid to Cornerstone under the New Agreement is the same as the fee paid to Chase. The Board noted that the fee is less than the fee that Cornerstone charges for managing a comparably-sized institutional separate account. The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Equity Fund’s assets increase above the breakpoint. The Board concluded that the fees payable to Cornerstone under the New Agreement were reasonable in relation to the nature and quality for the services expected to be provided, taking into account Cornerstone’s standard fee schedule and the fee rates Cornerstone charges to other clients for a given level of assets.

Profitability and Costs of Services. The Board considered that the fee rate to be paid to Cornerstone for managing the Equity Fund would be the lowest rate that Cornerstone offers for comparable clients and that the amount of the fee would decline as the Equity Fund increases in size. The Board considered that the fee under the New Agreement would be paid to Cornerstone by AAI, not the Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Equity Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Equity Fund than Cornerstone’s costs and profitability. The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Equity Fund’s Management Agreement in 2010.

Economies of Scale. The Board also considered the potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Cornerstone might receive in connection with its association with the Fund. In addition, the Board acknowledged that Cornerstone’s well-established stand-alone management relationships independent of the Equity Fund and the regulatory risks Cornerstone would assume in connection with the management of the Fund. The Board concluded that the fee schedule reflects economies of scale that may be realized by Cornerstone as the Equity Fund’s assets increase.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that the approval of the New Agreement was in the best interests of the Equity Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Equity Fund that they approve the New Agreement.

The Equity Fund shareholders are being asked to approve the New Agreement at a meeting of shareholders on April 29, 2010, the results of which will be published in the June 30, 2010 semi-annual report.

LIBERTY ALL-STAR® EQUITY FUND

AUTOmATIc DIvIDEND REINvESTmENT AND DIREcT PURcHASE PLAN (UNAUDITED)

As of December 1, 2009, the Plan was revised to reflect current processes at the Plan Agent. In addition, new shareholders will automatically become participants in the Plan. The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

LIBERTY ALL-STAR® EQUITY FUND

TAX INFORmATION (UNAUDITED)

All 2009 distributions whether received in cash or shares of the Fund consist of the following:

(1)           ordinary dividends and

(2)           return of capital

The table below details the breakdown of each 2009 distribution for federal income tax purposes.

TAX STATUS OF 2009 DISTRIBUTIONS

					LONG-TERM
		AMOUNT	ORDINARY DIVIDENDS		CAPITAL	RETURN OF
DATE PAID		PER SHARE	QUALIFIED	NON-QUALIFIED	GAINS	CAPITAL
1/02/09	*	$0.10	5.77%	0.36%	—	93.87%
3/16/09		$0.10	5.77%	0.36%	—	93.87%
6/22/09		$0.06	5.77%	0.36%	—	93.87%
9/14/09		$0.07	5.77%	0.36%	—	93.87%
1/04/10	**	$0.08	—	—	—	—

  *    Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2009.

**   Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2010.

TAX DESIGNATIONS

The Fund designates the following amounts for the fiscal year ended December 31, 2009:

Qualified Dividend Income	94.12%

Corporate Dividends Received Deduction	93.10%

LIBERTY ALL-STAR® EQUITY FUND

TRUSTEES AND OFFIcERS (UNAUDITED)

The names of the Trustees and Officers of the Liberty All-Star Equity Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES

			NUMBER OF
			PORTFOLIOS IN
	POSITION WITH EQUITY		FUND COMPLEX
NAME AND	FUND, LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING	OVERSEEN BY	OTHER
ADDRESS*	AND TERM OF OFFICE	PAST FIVE YEARS	TRUSTEE	DIRECTORSHIPS HELD

John A. Benning (Age 75)	Trustee Since 2002; Term expires 2012	Retired	2	Director, Liberty All-Star Growth Fund (since 2002).

Thomas W. Brock (Age 62)	Trustee Since 2005; Term expires 2012	CEO, StoneHarbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (since September, 1998).	2	Director, Liberty All-Star Growth Fund (since 2005); Trustee and Chairman, Stone Harbor Investment Funds (since 2007).

George R. Gaspari (Age 69)	Trustee Since 2006, Term Expires 2010	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1999); Director, Liberty All-Star Growth Fund (since 2006).

Richard W. Lowry (Age 73)	Trustee Since 1986; Term Expires 2010; Chairman since 2004	Private Investor since 1987	2	Director and Chairman, Liberty All-Star Growth Fund (since 1994).

John J. Neuhauser (Age 66)	Trustee Since 1998; Term Expires 2012	President, St. Michael’s College (since August 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College).	2	Director, Liberty All-Star Growth Fund (since 1998); Trustee, Columbia Funds Series Trust I (66 Portfolios).

Richard C. Rantzow (Age 71)	Trustee Since 2006, Term expires 2011	Retired; Chairman of the Board of First Funds (from 1992 to July 2006)	2	Director, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

*      The address for all Trustee and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

INTERESTED TRUSTEE

NUMBER OF
PORTFOLIOS IN
	POSITION WITH EQUITY		FUND COMPLEX
NAME AND	FUND, LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING	OVERSEEN BY	OTHER
ADDRESS*	AND TERM OF OFFICE	PAST FIVE YEARS	TRUSTEE	DIRECTORSHIPS HELD

Edmund J. Burke (Age 49)**	Trustee Since 2006, Term expires 2012	CEO and a Director of ALPS Holdings, Inc. (since 2005); Director, ALPS Advisors (since 2001), ALPS Distributors, Inc. (since 2000) and ALPS (since 2000); President and a Director of ALPS Financial Services, Inc. (1991-2005).	2

President (since 2001), Trustee and Chairman (since 2009), Financial Investors Trust; President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Trust (since 2006); Trustee and President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006); Director, Liberty All-Star Growth Fund (since 2006).

OFFICERS

NAME AND	POSITION WITH	YEAR FIRST ELECTED OR
ADDRESS*	EQUITY FUND	APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

William R. Parmentier, Jr. (Age 57)	President	1999

Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President and Chief Executive Officer of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.

Mark T. Haley, CFA (Age 45)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999). Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006).

Edmund J. Burke (Age 49)	Vice President	2006	Director of ALPS (since 2005), Director of ALPS Advisors (since 2001), President and a Director of ALPS Financial Services, Inc. (1991-2005). See above for other Directorships held.

  *    The address for all Trustees and Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

**   Mr. Burke is an “interested person” of the Fund as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisors.

OFFICERS (continued)

NAME AND	POSITION WITH	YEAR FIRST ELECTED OR
ADDRESS*	EQUITY FUND	APPOINTED TO OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Jeremy O. May (Age 39)	Treasurer	2006

Mr. May is a President and Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Liberty All-Star Growth Fund, Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors, and is Chairman of the Audit Committee, of the University of Colorado Foundation.

Kimberly R. Storms (Age 37)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Liberty All-Star Growth Fund, and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc. She is Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust. Ms. Storm was previously Assistant Treasurer of the Clough Global Equity, Clough Global Allocation, Clough Global Opportunities and Reaves Utility Income Funds.

Melanie H. Zimdars (Age 33)	Chief Compliance Officer	2009

Deputy Chief Compliance Officer with ALPS Fund Services, Inc. since September 2009. Principal Financial Officer, Treasurer and Secretary, Wasatch Funds, February 2007 to December 2008. Assistant Treasurer, Wasatch Funds, November 2006 to February 2007. Senior Compliance Officer, Wasatch Advisors, Inc., 2005 to 2008. Ms. Zimdars is currently the CCO for Liberty All-Star Growth Fund, Inc., Financial Investors Variable Insurance Trust, ALPS ETF Trust and ALPS Variable Insurance Trust.

Stephanie Barres (Age 43)	Secretary	2008	Ms. Barres is Senior Paralegal with ALPS, since 2005. Secretary, Liberty All-Star Equity Fund since December 2008. Director, Broker Dealer Compliance, INVESCO Funds Group, Inc., 1997-2004.

*      The address for all Officers is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100; Denver, CO 80203.

LIBERTY ALL-STAR® EQUITY FUND

PRIvAcY POLIcY (UNAUDITED)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

PROTECTING YOUR PRIVACY IS A TOP PRIORITY

We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

THE INFORMATION WE HAVE AND WHERE WE GET IT

We collect information about you from a variety of sources, including:

•      Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;

•      Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and

•      Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

HOW WE USE THIS INFORMATION

We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•      To respond to a subpoena or court order, judicial process or regulatory inquiry;

•      To report suspicious transactions to government agencies and law enforcement officials;

•      To protect against fraud;

•      To provide products and services with the consent or the direction of a customer; or

•      In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

SECURITY OF PERSONAL FINANCIAL INFORMATION

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

IF YOU HAVE ANY QUESTIONS OR CONCERNS ABOUT THIS PRIVACY POLICY NOTICE, PLEASE WRITE TO US AT:

ALPS Advisors, Inc.

Attn: Compliance Department

1290 Broadway, Suite 1100

Denver, CO 80203

FORMER CUSTOMERS

If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

LIBERTY ALL-STAR® EQUITY FUND

DEScRIPTION OF LIPPER BENcHmARk AND THE S&P 500 INDEX (UNAUDITED)

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-Cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

S&P 500 Index

A representative sample of 500 leading companies in leading industries of the U.S. economy. Focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities.

LIBERTY ALL-STAR® EQUITY FUND

Notes

December 31, 2009

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Jeremy O. May, Treasurer

Kimberly R. Storms, Assistant Treasurer

Stephanie Barres, Secretary

Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

Annual Certifications — As required, on May 18, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission (“SEC”) on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund’s proxy voting policies and procedures is available (i) on the SEC’s website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009 is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000314 09302010

ALPS Advisors, Inc.

Investment Advisor

1290 Broadway, Suite 1100

Denver, CO 80203

303-623-2577

www.all-starfunds.com

Item 2.  Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         The registrant’s Board adopted, effective December 10, 2007, a revised code of ethics described in 2(a) above.  There have been no revisions to the code since that date.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3.  Audit Committee Financial Expert.

The registrant’s Audit Committee is composed of six of the registrant’s independent directors who are not affiliated with the registrant’s investment advisor. The Board has determined that each of the audit committee members is “financially literate” and that at least one member has “accounting or related financial management expertise” as used in the New York Stock Exchange definitions of the terms.

Under the Sarbanes-Oxley Act, if the Board has not determined that a “financial expert,” a term based on criteria contained in the Sarbanes-Oxley Act, is serving on the audit committee, it must disclose this fact and explain why the committee does not have such an expert. The Board has determined that none of the members of its audit committee meets the technical requirements of the definition. Moreover, it believes that for the following reasons it is not necessary for a registered investment company such as the registrant, with an audit committee that meets the New York Stock Exchange requirements of financial literacy, to have a “financial expert” as a member of the committee.

1.               The financial statements of and accounting principles applying to the registrant are relatively straightforward and transparent compared to those of operating companies. The significant accounting issues are valuation of securities and other assets (regulated under the Investment Company Act of 1940 (the “1940 Act”) and computed daily), accrual of expenses, allocation of joint expenses shared with other entities, such as insurance premiums, and disclosures of all related party transactions. Equally important is a knowledge of the tax laws applying to registered investment companies. None of the accounting issues involving corporate America that have received recent publicity, such as sophisticated derivative transactions and special purpose entities, are present in financial reporting for this registered investment company.

2.               During the years that the registrant has been filing financial reports under the 1940 Act since its inception in 1986 there has never been a requirement for a financial report or statement to be restated.

3.               The current members of the audit committee have many years of aggregate experience serving on this audit committee and/or in the Board’s judgment, through this experience and experience with other public corporation’s financial affairs, they have an understanding of the relevant generally accepted accounting principles governing the registrant’s financial statements, tax laws applying to the registrant, the registrant’s internal accounting controls and audit committee functions necessary to satisfy the objectives of the Sarbanes-Oxley Act with respect to the financial statements, auditing process and internal controls of the registrant.

4.               The audit committee has the capability of employing a consultant who satisfies the technical definition of a “financial expert” and will do so from time to time if circumstances warrant.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are $40,000 and $40,000, respectively.

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are approximately $672 and $200, respectively.

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are approximately $3,460 and $3,460, respectively.

Tax Fees in both fiscal years 2008 and 2009 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2008 and December 31, 2009 are $0 and $0 respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2008 and December 31, 2009, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant (“Advisor Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2008 and December 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $195,960 in 2008 and $176,460 in 2009.  These fees consisted of non-audit fees billed to  (i) the Registrant of $3,460 in 2008 and $3,460 in 2009 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $192,500 in 2008 and $173,000 in 2009.  The non-audit fees billed to AFS related to SAS 70 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)).

As of December 31, 2009, John A. Benning, Thomas W. Brock, George R. Gaspari, Richard W. Lowry, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6.  Schedule.

The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to ALPS Advisors, Inc. (the “Advisor”) the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Fund’s Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor or an affiliate examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer’s securities. The Advisor or an affiliate also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor or an affiliate determines the best interest of the Fund in light of the potential economic return on the Fund’s investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, a Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Proxy Committee is composed of representatives of equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor’s proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer’s securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services (“ISS”), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Cornerstone Capital Management, Inc.

MANAGEMENT.  The portion of the Fund allocated to Cornerstone is managed by Thomas G. Kamp, CFA President, Chief Investment Officer of Cornerstone.  Tom joined Cornerstone in February 2006 after thirteen years with Alliance Capital Management. As Cornerstone’s Chief Investment Officer, Tom leads the research team, is a member of the Investment Policy Committee and is responsible for all portfolio management decisions. At Alliance Capital Management, he was a Senior Vice President and Portfolio Manager within the Large

Capitalization Growth Equity Group. He managed the Minneapolis office of Alliance and by December 2005, had responsibility for over $9 billion in assets including the AllianceBernstein Large Cap Growth Fund, the Alliance Premier Institutional Fund, the ACM Global Investments — American Growth Portfolio (Luxembourg based), the ACM Funds, Inc. — American Growth Fund (UK based), and the Alliance American Premier Growth Fund (Japan based). He was also responsible for over $5 billion of assets from public and private institutions and high net worth individuals around the world. Prior to joining Alliance Capital in 1993, Tom evaluated and participated in funding emerging companies for IAI Venture Capital Group. He earned an MBA with a specialization in Accounting from Northwestern University and a BSME with a minor in Applied Mathematics from Southern Methodist University.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Thomas G. Kamp as of December 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Thomas G. Kamp
Registered Investment Companies	9	$1,209	0	$0
Other pooled investment vehicles	0	0	0	$0
Other accounts	13	119	0	$0

COMPENSATION STRUCTURE.

Mr. Kamp’s compensation consists of base salary, bonus and stock options.

OWNERSHIP BY PORTFOLIO MANAGERS.  None

MATERIAL CONFILCTS OF INTEREST:  None

Matrix Asset Advisors, Inc. (“Matrix”)

MANAGEMENT. The portion of the Fund allocated to Matrix is managed by David A. Katz, Head of the Investment Policy Committee. Mr. Katz, CFA, graduated summa cum laude from Union College with a Bachelor of Arts degree in Economics. He received a Master of Business Administration degree, with a concentration in Finance, from New York University Graduate School of Business in 1987, graduating with distinction. His numerous works on Value Investing have earned him various awards and distinctions at the undergraduate and graduate levels. Mr. Katz is a Chartered Financial Analyst. After initially working at Management Asset Corporation (Westport, CT), Mr. Katz co-founded Value Matrix Management with John M. Gates in 1986. He served as the firm’s Senior Vice President and Chief Investment Officer and was Head of the Investment Policy Committee. In 1990 he merged the Value Matrix Management organization into Matrix Asset Advisors. Mr. Katz is the firm’s President and Chief Investment Officer, chairs the Investment Policy Committee and is a Portfolio Manager/Analyst.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Mr. Katz as of December 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
David A. Katz
Registered Investment Companies	3	$385.0	0	0
Other pooled investment vehicles	1	$7.2	1	$7.2
Other accounts	399	$627.8	3	$4.1

COMPENSATION STRUCTURE. Matrix Portfolio Managers, including Mr. Katz, are paid competitively with meaningful potential bonuses based on individual performance and firm success. Base salary is approximately 50-75% of total compensation, with bonus, equity and profit sharing participation. Discretionary bonus is based on overall performance of the firm, and not performance of any particular account. Portfolio Managers are incented through competitive compensation and benefits, as well as high degrees of responsibility, input and autonomy. The firm has created a “stakeholder” program and profit sharing plan, in which key personnel are granted participation in the profitability of the firm in a parallel fashion as the owners of the firm.

Such participation is contingent on continued employment. In addition, the firm has offered equity ownership to retain key investment professionals.

OWNERSHIP BY PORTFOLIO MANAGERS. Mr. Katz does not own any shares of the Fund.

MATERIAL CONFILCTS OF INTEREST:

Pzena Investment Management, LLC (“Pzena”)

MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team. For the Fund, Rich Pzena, John Goetz, and Tony DeSpirito have joint decision-making responsibility and “veto authority” over any decision.

Richard S. Pzena — Mr. Pzena is the Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer of the firm. Prior to forming Pzena Investment Management in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania in 1979 and 1980 respectively.

John P. Goetz — Mr. Goetz is a Managing Principal and Co-Chief Investment Officer at the firm. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, most recently as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments and project financing in various oil and chemical businesses. Prior to joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College in 1979 and an M.B.A. from the Kellogg School at Northwestern University in 1982.

Antonio DeSpirito, III — Mr. DeSpirito is a Managing Principal and Portfolio Manager of Value and Large Cap Value. Previously, Mr. Despirito was one of the Portfolio Managers of Pzena Investment Management’s Small Cap Value service. Prior to joining Pzena Investment Management in 1996, Mr. DeSpirito was an Associate in the Corporate Department at the Boston based law firm of Ropes & Gray. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software, and wire and cable industries. Mr. DeSpirito earned a B.S. summa cum laude from the Wharton School of the University of Pennsylvania in 1990 and a J.D. magna cum laude from Harvard Law School in 1993.

OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz and DeSpirito, as of December 31, 2009.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	6	$2,911	0	$0
Other pooled investment vehicles	62	$1,237	0	$0
Other accounts	199	$5,291	11	$932

John Goetz
Registered Investment Companies	9	$3,601	0	$0
Other pooled investment vehicles	85	$3,555	1	$68
Other accounts	209	$6,923	11	$932

Antonio DeSpirito, III	5	$2,868	0	$0
Registered Investment Companies	47	$1,174	0	$0
Other pooled investment vehicles	145	$4,192	9	$908
Other accounts

COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs Pzena, Goetz and DeSpirito, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that he/she has made and is likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock).

OWNERSHIP BY PORTFOLIO MANAGERS.  Mr. DeSpirito owns between $100,001 - $500,000 worth of shares of the Fund.  Messrs. Pzena and Goetz do not own shares of the Fund.

MATERIAL CONFILCTS OF INTEREST:

Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (i.e., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Schneider Capital Management Corporation (“Schneider”)

MANAGEMENT:  The portion of the Fund allocated to Schneider is managed by Arnold C. Schneider III, CFA. Mr. Schneider serves as President and Chief Investment Officer and manages the portion of Fund allocated to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. He has earned the right to use the CFA Institute Chartered Financial Analyst designation. Mr. Schneider received a B.S. in Finance from the McIntire School of Commerce of the University of Virginia.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Schneider as of December 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Arnold C. Schneider III
Registered Investment Companies	5	$734	0	$0
Other pooled investment vehicles	5	$552	0	$0
Other accounts	27	$1,388	0	$0

COMPENSATION STRUCTURE. Mr. Schneider’s compensation consists of a fixed base salary and a bonus. A portion of his bonus may be deferred. Generally, his salary is fixed at the beginning of each year; his bonus and any deferred compensation are discretionary and based on the overall profitability of the firm.

OWNERSHIP BY PORTFOLIO MANAGER. Mr. Schneider does not own any shares of the Fund.

MATERIAL CONFILCTS OF INTEREST:

TCW Investment Management Company (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum.

Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities — Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm’s various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied

Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	2	$729.6	0	0
Other pooled investment vehicles	5	$437,7	1	$70.9
Other accounts	55	$3,078.3	2	$331.3

COMPENSATION STRUCTURE. Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”).  Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.  Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel.  Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products.  In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategy offered in the Fund, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof.  The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus.  Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Certain accounts of TCW (but not the Fund) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees.  For investment strategies investing in marketable securities such as those employed in the Fund, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Fund or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds).  In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.  In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.  All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole.  Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW.  Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met.  Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.  Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•      The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•      The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•      The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•      The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

Each of the Fund’s sub-advisers has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended December 31, 2008, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11.  Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-99-12(a)(1) to the registrant’s Form N-CSR for its fiscal year ended December 31, 2007, filed electronically with the Securities and Exchange Commission on March 7, 2008.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND.

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 5, 2010

By:	/s/ Jeremy O. May
Jeremy O. May (Principal Financial Officer)
Treasurer

Date:	March 5, 2010